                                                                    EXHIBIT 10.1


                          SIXTH AMENDED AND RESTATED
                         SHAREHOLDER RIGHTS AGREEMENT
                         ----------------------------

          This Sixth Amended and Restated Shareholder Rights Agreement (the "Agreement") is effective as of __________, 2000 by and among RITA Medical
 ---------
Systems, Inc., a California corporation (the "Company"), the investors holding
                                              -------
Registrable Securities (the "Investors") listed on Exhibit A hereto and certain
                             ---------             ---------
individuals holding Common Stock of the Company or options to purchase Common Stock of the Company listed on Exhibit B (the "Common Holders").
                               ---------       --------------

                                   RECITALS
                                   --------


     WHEREAS, certain investors (the "Series A Investors") have purchased shares
                                      ------------------
of Series A Preferred Stock of the Company (the "Series A Shares") pursuant to
                                                        ---------------
that certain Series A Preferred Stock Purchase Agreement, dated August 2, 1994, by and among the Company and certain of its investors (the "Series A
                                                            --------
Agreement"); certain investors (the "Series B Investors") have purchased shares
---------                            ------------------
of Series B Preferred Stock of the Company (the "Series B Shares") pursuant to
                                                 ---------------
that certain Series B Preferred Stock Purchase Agreement, dated May 17, 1996, by and among the Company and certain of its investors (the "Series B Agreement");
                                                         ------------------
certain investors (the "Series C Investors") have purchased shares of Series C Preferred Stock of the Company (the "Series C Shares") pursuant to that certain Series C Preferred Stock Purchase Agreement, dated December 20, 1996, by and among the Company and certain of its investors (the "Series C Agreement");
                                                     ------------------
VIDAMed, Inc. ("VIDAMed") has purchased shares of Common Stock of the Company
                -------
pursuant to that certain Cross License Agreement and Stock Transfer Agreement dated August 2, 1994; certain lenders have been issued warrants to purchase shares of Preferred Stock (the "Warrants") dated January 29, 1998; a certain
                                --------
investor (the "Series D Investor") purchased shares of Series D Preferred Stock
               -----------------
of the Company (the "Series D Shares") pursuant to that certain Series D
                     ---------------
Preferred Stock Purchase Agreement, dated January 29, 1998, by and among the Company and Nissho Iwai Corporation (the "Series D Agreement") and certain
                                          ------------------
investors (the "Series E Investors") purchased shares of Series E Preferred
                ------------------
Stock of the Company ("the Series E Shares") pursuant to that certain Series E
                       -------------------
Preferred Stock Purchase Agreement, dated April 29, 1998 by and among the Company and certain of its investors (the "Series E Agreement"), as amended by
                                           ------------------
Omnibus Amendment No. 1 to the Series E Agreement dated June 3, 1998, Omnibus Amendment No. 2 to the Series E Agreement dated June 18, 1999, and Omnibus Amendment No. 3 to the Series E Agreement dated August 10, 1999. The Series A Investors, Series B Investors, Series C Investors, VIDAMed, the holders of the Warrants, the Series D Investor and the Series E Investors are, collectively, the "Existing Investors."
     ------------------

     WHEREAS, certain investors (the "New Investors") desire to purchase shares
                                      -------------
of Series E Preferred Stock of the Company (the "Series E Shares") pursuant to
                                                 ---------------
that certain Omnibus Amendment No. 4 to the Series E Preferred Stock Purchase Agreement of even date herewith ("Amendment No. 4").
                                  ---------------

     WHEREAS, the Existing Investors and the Company desire to amend and restate in its entirety that certain Fourth Amended and Restated Shareholder Rights Agreement, dated April 29,

1998, by and among the Company and the Existing Investors (the "Amended and
                                                                -----------
Restated Shareholder Rights Agreement") in order to induce the New Investors to
-------------------------------------
enter into Amendment No. 4.

                                   AGREEMENT
                                   ---------

     1.   Registration Rights.
          -------------------

          The Company covenants and agrees as follows:

          1.1  Definitions.  For purposes of this Section 1:
               -----------

               (a)  The term "register," "registered," and "registration" refer
                              --------    ----------        ------------
to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (b)  The term "Registrable Securities" means (1) the Common Stock
                              ----------------------
issuable or issued upon conversion of the Series A Shares, the Series B Shares, the Series C Shares, the Series D Shares, the Series E Shares, (2) the Common Stock issuable upon conversion of Series C Shares issuable upon exercise of warrants issued September 19, 1996, December 10, 1996 and July 30, 1997, upon conversion of Series E Shares issuable upon exercise of warrants issued July 30, 1997, October 22, 1997, January 13, 1998, September 1, 1998, November 20, 1998
and June 29, 1999. (3) the Common Stock issued to VIDAMed, Inc. pursuant to the terms of a Cross License Agreement and Stock Transfer Agreement dated August 2, 1994 (the "VIDAMed Common Stock") and (4) any Common Stock of the Company issued
           --------------------
as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Preferred Shares or the VIDAMed Common Stock, excluding in all cases, however, (i) any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned, or (ii) any Registrable Securities sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

               (c)  The number of shares of "Registrable Securities then
                                             ---------------------------
outstanding" shall be determined by the number of shares of Common Stock
-----------
outstanding which are, and the number of shares of Common Stock issuable pursuant to then outstanding and exercisable or convertible securities which are, Registrable Securities.

               (d)  The term "Holder" means any person owning or having the
                              ------
right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

               (e)  The term "Form S-3" means such form under the Act as in
                              --------
effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which permits
                                                        ---
inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (f)  The term "Act" shall mean the Securities Act of 1933, as
                              ---
amended.

          1.2  Request for Registration.
               ------------------------

               (a) If the Company shall receive at any time after the earlier of (i) June 30, 2000, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of at least forty percent (40%) of the Registrable Securities then outstanding (including securities convertible into Registrable Securities) that the Company file a registration statement under the Act covering the registration of Registrable Securities having an aggregate estimated offering price of at least $7,500,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 1.2(b), effect as soon as practicable, and in any event within ninety (90) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such written notice by the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 1.2(a):

                    (i) During the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on the date one-hundred twenty (120) days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    (ii) After the Company has effected two such registrations pursuant to this Section 1.2(a), and such registrations have been declared or ordered effective; or

                    (iii) If the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.2(a) shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

               (b) If the Holders initiating the registration request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities
      ------------------
covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in
Section 1.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

          1.3  Company Registration.  If (but without any obligation to do so)
               --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after mailing and concurrent transmission by facsimile, where applicable and where the Company has such Holder's facsimile number, of written notice by the Company, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4  Obligations of the Company.  Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

           (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

           (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the holders greater than the obligations set forth in Section l.10(b).

           (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

           (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

           (h) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

           (i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     1.5   Furnish Information.  It shall be a condition precedent to the
           -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

     1.6   Expenses of Demand Registration.  All expenses other than
           -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements (not to exceed $25,000) of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to
Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

     1.7   Expenses of Company Registration.  The Company shall bear and pay all
           --------------------------------
expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section
1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements (not to exceed $25,000) of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

     1.8   Underwriting Requirements.  In connection with any offering involving
           -------------------------
an underwriting of shares being issued by the Company, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold by persons or entities other than the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders), but (i) in any registration other than the first registered offering of the Company's securities to the public, the amount of Registrable Securities to be included in such registration shall not be reduced to less than 20% of the securities being registered in such registration and (ii) in no event shall any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of apportionment, in the case of a selling shareholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

     1.9   Delay of Registration.  No Holder shall have any right to obtain or
           ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.10  Indemnification.  In the event any Registrable Securities are
           ---------------
included in a registration statement under this Section 1:

           (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, amended (the "1934 Act"), against any reasonable, out of pocket expenses, losses, claims,
 --------
damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such reasonable, out of pocket expenses, losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any
                                                     ---------
untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section l.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

           (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any reasonable, out of pocket expenses, losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such reasonable, out of pocket expenses, losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section l.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section l.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section l.10(b) exceed the gross proceeds from the offering received by such Holder.

           (c) Promptly after receipt by an indemnified party under this Section
1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the failure so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

           If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

           The parties agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediate preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was guilty of such fraudulent misrepresentation.

           (d) The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

     1.11  Reports Under Securities Exchange Act of 1934.  With a view to making
           ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

           (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

           (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

           (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

           (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     1.12  Form S-3 Registration.  In case the Company shall receive from
           ---------------------
any Holder or Holders who hold in excess of twenty-five percent (25%) of the Company's Registrable Securities, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

           (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

           (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $l,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has already effected three (3) registrations on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

           (c) If the Holders initiating the registration request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities covered by
 ------------------
their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 1.12 and the Company shall include such information in the written notice referred to in Section l.12(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.12, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

           (d) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

     1.13  Assignment of Registration Rights.  The rights to cause the Company
           ---------------------------------
to register Registrable Securities pursuant to this Section 1 may be assigned by a Holder to a transferee or assignee who acquires at least 120,000 shares of Registrable Securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Notwithstanding the above, such rights may be assigned by a Holder to an affiliated Limited Partnership, a limited partner, general partner or other affiliate of an Investor (the "Transferee") regardless of the
                                                ----------
number of shares acquired by such Transferee.

     1.14  Limitations on Subsequent Registration Rights.  From and after the
           ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included.

     1.15  "Market Stand-Off" Agreement.  Each holder of securities which are or
            ---------------------------
at one time were Registrable Securities (or which are or were convertible into Registrable Securities) hereby agrees that, during a period not to exceed 180 days, following the effective date of a registration statement of the Company filed under the Act relating to an underwritten offering, it shall not, to the extent requested by the Company and such underwriter, sell or otherwise transfer or dispose of (other than to a donee who agrees to be similarly bound) any Common Stock of the

Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

           (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

           (b) all officers and directors of the Company shall enter into similar agreements.

           In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     1.16  Termination of Registration Rights.  No shareholder shall be
           ----------------------------------
entitled to exercise any right provided for in this Section 1 and all such rights shall terminate with respect to a particular shareholder at the earlier of: (i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, in which the aggregate proceeds raised equals or exceeds $15,000,000 and in connection with which the Company becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the 1934 Act concurrently with such public offering, or (ii) when Rule 144 or another similar exemption under the Act is available for the sale of all such Holder's shares during a three (3) month period without registration.

  2. Right of First Offer.
     --------------------

     2.1   Grant of Right.  Subject to the terms and conditions specified in
           --------------
this Section 2, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Future Shares (as hereinafter defined). For purposes of this Section 2, a Major Investor shall mean any Investor (or its assignee) who, holds at least 120,000 shares of the Preferred Stock (or Common Stock issued or issuable upon the conversion of such Preferred Stock). For purposes of this Section 2.1, Major Investor includes any general partners and affiliates of a Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted among itself and its partners and affiliates in such proportions it deems appropriate.

     2.2   Future Shares.  "Future Shares" shall mean shares of any capital
           -------------    -------------
stock of the Company, whether now authorized or not, and any rights options or warrants to purchase such capital stock, and securities of any type that are, or may become, convertible into such capital stock; provided however, that "Future
                                                 -------- -------
Shares," do not include (i) the shares of Common Stock issued or issuable upon the conversion of the Preferred Shares, (ii) securities offered pursuant to a registration statement filed under the Securities Act, as hereinafter defined,
(iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, (iv) securities issued in connection with equipment leasing, equipment financing or loan transactions, (v) all shares of Common Stock or other securities hereafter issued or issuable in connection with acquisitions of technology or other strategic transactions or to officers, directors, employees or consultants of the Company pursuant to any employee or consultant stock offering, plan, arrangement or transaction approved by the Board of Directors of the Company, and (vi) the Warrants, the Preferred Stock issuable upon exercise of the Warrants and the Common Stock issuable upon the conversion of such shares of Preferred Stock.

     2.3   Notice.  In the event the Company proposes to offer any of its Future
           ------
Shares, the Company shall first make an offering of such Future Shares to each Major Investor in accordance with the following provisions:

           (a) The Company shall deliver a notice by certified mail (the "Notice") to the Major Investors stating (i) its bona fide intention to offer
 ------
such Future Shares, (ii) the number of such Future Shares to be offered, (iii) the price, if any, for which it proposes to offer such Future Shares, and (iv) a statement as to the number of days from receipt of such Notice within which the Investor must respond to such Notice.

           (b) Within twenty (20) calendar days after receipt of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Future Shares which equals the proportion that the number of shares of Common Stock issued or issuable upon conversion of the shares of Preferred Stock then held, by such Major Investor bears to the total number of shares of Common Stock and Preferred Stock issued and outstanding, including shares issuable upon conversion of convertible securities and options and other rights exercisable for Common Stock issued and outstanding. The Company shall promptly, in writing, inform each Major Investor that purchases all the Future Shares available to it (the "Fully-Exercising
                                                           ----------------
Investor") of any other Major Investor's failure to do likewise.
--------

     2.4   Sale After Notice.  If all such Future Shares referred to in the
           -----------------
Notice are not elected to be obtained as provided in Section 2.3 hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in Section 2.3 hereof, offer the remaining unsubscribed Future Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not enter into an agreement for the sale of the Future Shares within such period, or if such agreement is not consummated within ninety (90) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Future Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

     2.5   Expiration.  The right of first offer granted under this Section 2
           ----------
shall expire for each Major Investor on the date which such Major Investor no longer holds a minimum of 120,000 shares of Common Stock (including any shares of Common Stock into which shares of Preferred Stock are convertible) of the Company.

     2.6   Assignment.  The right of first offer granted under this Section 2 is
           ----------
assignable by the Major Investors to any transferee of a minimum of 120,000 shares of Common Stock (including any shares of Common Stock into which the Shares are convertible).

     2.7   Termination of Rights.  The rights set forth in Section 2 will
           ---------------------
terminate and no shareholder shall be entitled to exercise any right provided for in this Section 2: (i) upon the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public in which the aggregate proceeds raised equals or exceeds $7,500,000, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Securities Exchange Act of 1934, whichever event shall first occur, or (iii) when the Company sells, conveys, or otherwise disposes of or encumbers all or substantially all of its property or business or merges into or consolidate with any other corporation (other than a wholly owned subsidiary corporation) or effects any transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of.

  3. Voting and Protective Provisions
     --------------------------------

     3.1   Election of Directors.  At any annual or special meeting called, or
           ---------------------
any other action taken, for the purpose of electing directors to the Company's Board of Directors, each Investor and Common Holder agrees to vote all shares of capital stock of the Company beneficially owned by such Investor or Common Holder (whether currently owned or hereafter acquired) in each election of directors of the Company:

           (a) For the election of one (1) person to be designated by a majority in interest of the Series A Shares, the Series B Shares, and Series C Shares, voting together as a class. Such person shall initially be Gordon Russell;

           (b) For the election of one (1) person to be designated by a majority in interest of the Series A Shares, the Series B Shares, Series C Shares, and Series E Shares, voting together as a class. Such person shall initially be Scott Halstead;

           (c) For the election of one (1) person to be designated by a majority in interest of the Series E Shares, voting as a separate class. Such person shall initially be Janet G. Effland;

           (d) For the election of one (1) person to be designated by a majority in interest of the Company's Common Stock and acceptable to the director elected pursuant to subsection (e) below. Such person shall initially be John Gilbert;

           (e) For the election of one (1) person who shall be the Company's Chief Executive Officer. Such person shall initially be Barry Cheskin; and

           (f) For the election of two (2) persons mutually agreeable to all directors elected pursuant to subsections (a)-(e) of this Section 3.1. One of such persons shall initially be Vincent Bucci. The remaining seat shall initially be vacant.

     3.2   Appointment of Directors.  In the event of the resignation, death,
           ------------------------
removal or disqualification of a director selected by the groups of shareholders listed in Section 3.1 above, such shareholders shall promptly nominate a new director and, after written notice of the nomination has been given by such shareholders to the other parties, each Investor shall promptly vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

     3.3   Removal.  The groups of shareholders listed in Section 3.1 above may
           -------
at any time and from time to time, remove, with or without cause (subject to the Bylaws of the Company as in effect from time to time and any requirements of law), in their sole discretion, their designated director or directors and, after written notice to each of the parties hereto of the new nominee(s) to replace such director(s), each Investor and Common Holder shall promptly vote its shares of capital stock of the Company to elect such nominee to the Board of Directors of the Company.

     3.4   Other Voting.  The provisions of this Section 3 shall not extend
           ------------
to voting upon questions and matters (other than the election of directors) upon which shareholders of the Company have a right to vote under the Articles of Incorporation or Bylaws of the Company or under the laws of the State of California.

     3.5   Protective Provision.  The Company shall not, without the consent of
           --------------------
the Company's Board of Directors sell all or substantially all of the Company's technology, by license or otherwise.

     3.6   Legend on Certificates.  Each certificate representing shares held by
           ----------------------
the Investors, and any assignees or transferees thereof, shall bear the following legend:

           THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDER RIGHTS AGREEMENT BETWEEN THE CORPORATION AND CERTAIN SHAREHOLDERS OF THE CORPORATION WHICH CONTAINS CERTAIN RESTRICTIONS ON TRANSFER AND VOTING PROVISIONS. COPIES OF THIS AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE SECRETARY OF THE COMPANY.

     3.7   Termination of Voting and Protective Provisions.  The provisions of
           -----------------------------------------------
this Section 3 will terminate and no shareholder shall be entitled to exercise any right provided for in this Section 3 or obligated to vote as provided for in this Section 3: (i) upon the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public in which the aggregate proceeds raised equals or exceeds $15,000,000, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Securities Exchange Act of 1934, whichever event shall first occur, or (iii) when the Company sells, conveys, or otherwise disposes of or encumbers all or substantially all of its property or business or merges into or consolidate with any other corporation (other than a wholly owned subsidiary corporation) or effects any transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of.

  4. Miscellaneous Provisions.
     ------------------------

     4.1   Waivers and Amendments.  Any term of this Agreement may be amended
           ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the shares of Registrable Securities, provided however that a holder of
                                         -------- -------
Warrant Shares shall be added as a signatory to this Agreement and be deemed an "Investor" hereunder promptly after the exercise of such Warrant without any such consent. Any amendment or waiver effected in accordance with this Section
4.1 shall be binding upon each person or entity that are granted certain rights under this Agreement and the Company, but in no event shall any obligation of a Holder hereunder be materially increased without the consent of such Holder.

     4.2   Notices.  All notices and other communications required or permitted
           -------
hereunder shall be in writing and, except as otherwise noted herein, shall be deemed effectively given upon personal delivery, delivery by nationally recognized courier upon confirmed facsimile transmission, or upon deposit with the United States Post Office (by first class mail, postage prepaid), addressed:
(a) if to the Company, at 967 Shoreline Boulevard, Mountain View, CA 94043 (or at such other address as the Company shall have furnished to the Holders in writing) attention of President and (b) if to a Holder, at the latest address or facsimile number of such person shown on the Company's records.

     4.3   Descriptive Headings.  The descriptive headings herein have been
           --------------------
inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

     4.4   Governing Law.  This Agreement shall be governed by and interpreted
           -------------
under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

     4.5   Counterparts.  This Agreement may be executed in one or more
           ------------
counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

     4.6   Expenses.  If any action at law or in equity is necessary to
           --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     4.7   Successors and Assigns.  Except as otherwise expressly provided
           ----------------------
in this Agreement, this Agreement shall benefit and bind the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

     4.8   Entire Agreement.  This Agreement constitutes the full and entire
           ----------------
understanding and agreement between the parties with regard to the subject matter of this Agreement.

     4.9   Separability; Severability.  Unless expressly provided in this
           --------------------------
Agreement, the rights and obligations of each Investor under this Agreement are several rights, not rights jointly held with any other Investors. Any invalidity, illegality or limitation on the enforceability of this Agreement with respect to any Investor shall not affect the validity, legality or enforceability of this Agreement with respect to the other Investors. If any provision of this Agreement is judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired.

     4.10  Stock Splits.  All references to numbers of shares in this Agreement
           ------------
shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization of shares by the Company occurring after the date of this Agreement.

                           [signature page attached]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first set forth above.

                                             RITA MEDICAL SYSTEMS, INC.

                                             By:
                                                 ------------------
                                                 Barry Cheskin, President and
                                                 Chief Executive Officer


                                             INVESTORS:


                                             By:_______________________________
                                                        (signature)

                                             Print Name:_______________________

                                             Title:____________________________



                 SIGNATURE PAGE TO SHAREHOLDER RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first set forth above.


                                                  COMMON HOLDERS:



                                                  -------------------
                                                  Barry Cheskin




                                                  ---------------------
                                                  C. Donald Allen



                 SIGNATURE PAGE TO SHAREHOLDER RIGHTS AGREEMENT

                                   EXHIBIT A
                                   ---------


                             SCHEDULE OF INVESTORS

Edward D. & Susan M. Atz
301 Greentree Parkway
Libertyville, IL 60048

David Campbell
873 Santa Cruz Avenue, Suite 207
Menlo Park, CA 94025

Zbigniew Cierkosz
3415 Bowman Court
Santa Cruz, CA 95065

Ronald Conway & Gayle Conway,
Trustees of the Conway Family
Trust dtd 9/25/96
Personal Training Systems
76 Adam Way
Atherton, CA 94027

Delphi BioInvestments II, L.P.
3000 Sand Hill Road
Building 1, Suite 135
Menlo Park, CA 94025

Delphi Ventures II, L.P.
3000 Sand Hill Road
Building 1, Suite 135
Menlo Park, CA 94025

Stuart D. Edwards
C/o CSM
735 Palomar Avenue
Sunnyvale, CA 94086

Electronic Investments, Ltd.
Jared Anderson
140 Sunrise Drive
Woodside, CA 94062

Robert S. Enea
6670 Amador Plaza Rd.
Dublin, CA 94568

Thomas Fahey
VidaMed, Inc.
46107 Landing Parkway
Fremont, CA 94538

Michael R. Franz, M.D.
4701 Connecticut Avenue, NW #506
Washington, D.C. 20008-5618

Edward Ray Gamble
Strategic Information Group
2001 Gateway Place, Suite 195E
San Jose, CA 95110

Efraim Gildor
345 Maple Row
Northfield, IL 60093

Joshua L. Green and Judith P. Green as Trustees of the Community Trust under the Green Family Trust under agreement dated November 6, 1995
c/o Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

Geoffrey O. Hartzler, Trustee of the Geoffrey O. Hartzler Revocable Trust dated January 8, 1997, as amended
2600 Verona Road
Mission Hills, KS 66208

Peter F. Healey
c/o Mobil Saudi Arabia Inc.
P.O. Box 5335 - Jeddah 21422
Kingdom of Saudi Arabia

Mir A. Imran
995 Benecia Avenue
Sunnyvale, CA 94086

Costella Kirsch
873 Santa Cruz Avenue, Suite 207
Menlo Park, CA 94025

Ronald G. Lax
1822 Wiley Post Trail
Daytona Beach, FL 32124

Kee Sein Lee
415 Northaven Drive
Daly City, CA 94015

Christian H. Lundquist
11300 Sun Valley Drive
Oakland, CA 94605

Steven V. Marcus Custodian
Hayden A. Marcus
UTMA CA
1471 Hollidale Court
Los Altos, CA 94024

Steven V. Marcus Custodian
Kayla Dawn Marcus
UTMA CA
1471 Hollidale Court
Los Altos, CA 94024

Steven V. Marcus Custodian
Olivia Rose Marcus
UTMA CA
1471 Hollidale Court
Los Altos, CA 94024

Steven V. Marcus & Denise C. Marcus,
Trustees of the Marcus Family
Trust DTD 7-14-93
1471 Hollidale Court
Los Altos, CA 94024

The Marcus Family
Limited Partnership
Attn: Louis Marcus
1611 Borel Place #3
San Mateo, CA 94402

J. Casey McGlynn
Wilson, Sonsini, Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304

Mohr, Davidow Ventures III
2775 Sand Hill Road
Menlo Park, CA 94025

David B. Musket
Musket Research Associates Inc.
125 Cambridge Park Dr.
Cambridge, MA 02140

Linda S. M. Oleson
4292 Wilkie Way, Apt P
Palo Alto, CA 94306

G.B. Pentz Family Trust,
G.B. Pentz Trustee
CPS Realty Group
1740 Technology Drive #290
San Jose, CA 95110
Elieser S. Posner
P.O. Box 2189
Savyon, 56530
ISRAEL

Jacob Ramon
73 Weizmann Street

Tel Aviv, 62155
ISRAEL

Arthur Rock
One Maritime Plaza
San Francisco, CA 94111

Douglas R. Rousse Smith Barney Inc.
as Rollover Custodian
Account 595-62811-1-6-019
Smith Barney Inc.
Attn: Joseph S. Simpson
540 Lawrence Expressway
Sunnyvale, CA 94088-3587

Gordon Russell TTEE Russell
1988 Revocable
Trust U/A/ 11/17/88
Sequoia Capital
3000 Sand Hill Road
Suite 280, Building 4
Menlo Park, CA 94025

Sequoia 1995, L.L.C.
Sequoia Capital
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA 94025

Sequoia Capital VI
Sequoia Capital
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA 94025

Sequoia Technology Partners VI
Sequoia Capital
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA 94025

Sequoia XXIV, L.P.
SequoiaCapital
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA 94025

Hugh R. Sharkey
ORATEC
3700 Haven Court
Menlo Park, CA 94025

Hugh R. Sharkey as Custodian for
Zoe Alexandra Sharkey until age 18 under the California Uniform Transfers to Minors Act

150 Normandy Lane
Woodside, CA 94062

Stanford University
Attn: Carol Gilmer
2770 Sand Hill Road
Menlo Park, CA 94025

Bruno Strul
485 Cervantes Road
Portola Valley, CA 94028

Katherine Styles
c/o Arthur Rock
One Maritime Plaza, Suite 1220
San Francisco, CA 94111

Anthony J. Trepel Deferred
Benefit Trust
50 West San Fernando
13th Floor
San Jose, CA 95113

Venture Lending
A Division of Cupertino National Bank & Trust
3 Palo Alto Square, Suite 150
Palo Alto, CA 94306

VIDAMed, Inc.
46107 Landing Parkway
Fremont, CA 94538

VLG Investments 1996
c/o Joshua Pickus
Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

Mark B. Weeks
c/o Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

Kurt O. Will and Elizabeth R. Will,
Trustees for The Will Family 1996
Revocable Trust
EDM Tek
3101 Whipple Road #25
Union City, CA 94587

Mark A. Will
EDM Tek
3101 Whipple Road #25
Union City, CA 94587-1216

WS Investment Company 94B
Attn: J. Casey McGlynn
650 Page Mill Road
Palo Alto, CA 94304-1050

WS Investment Company 96A
Attn: J. Casey McGlynn
650 Page Mill Road
Palo Alto, CA 94304-1050

WTI Ventures
1010 El Camino Real
Suite 300
Menlo Park, CA 94025

William Young
839 28th Avenue
San Francisco, CA 94121

Douglas P. Zipes & M. Joan Zipes
10614 Winterwood
Carmel, IN 46032

Nikko Capital Co., Ltd.
Mr. Yoshio Chitani
Deputy General Manager, International Division
Nikko Capital Co., Ltd.
2-3, Higashi Gotanda 2-Chome
Shinagawa-ku, Tokyo
Japan 141

NC No. 2 Investment Enterprise Partnership (Asia)
Mr. Yoshio Chitani
Deputy General Manager, International Division
Nikko Capital Co., Ltd.
2-3, Higashi Gotanda 2-Chome
Shinagawa-ku, Tokyo
Japan 141

NC No. 7 Investment Enterprise Partnership (Asia Pacific)
Mr. Yoshio Chitani
Deputy General Manager, International Division
Nikko Capital Co., Ltd.
2-3, Higashi Gotanda 2-Chome
Shinagawa-ku, Tokyo
Japan 141

Synergy Partners International
1010 El Camino Real, Suite 300
Menlo Park, CA 94025

Yamaichi Uni Ven No. 7 Investment Partnership
C/o Phoenix Capital Management Co., Ltd.
Attn: Yutaka Shigematsu
Fuji Bldg.2-3, Marunouchi 3-Chome
Chiyoda-ku Tokyo
JAPAN 100-005

Yamaichi Uni Ven No. 8 Investment Partnership
C/o Phoenix Capital Management Co., Ltd.
Attn: Yutaka Shigematsu
Fuji Bldg.2-3, Marunouchi 3-Chome
Chiyoda-ku Tokyo
JAPAN 100-005

Nissho Iwai Corporation
c/o Nissho Iwai American Corporation
1211 Avenue of the Americas
New York, NY 10036
Attention: Gene Kawaratani

Morgan Stanley Venture Partners III, L.P.
3000 Sandhill Road
Building 4, Suite 250
Menlo Park, CA 94025

Morgan Stanley Venture Investors III, L.P.
3000 Sandhill Road
Building 4, Suite 250
Menlo Park, CA 94025

The Morgan Stanley Venture Partners
Entrepreneur Fund, L.P.
3000 Sand Hill Road

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Building 4, Suite 250
Menlo Park, CA 94025

BankAmerica Ventures
950 Tower Lane, Suite 700
Foster City, CA 94404

Nissho Iwai American Corporation
1211 Avenue of the Americas
New York, NY 10036
Attention: Gene Kawaratani

APA Excelsior V, L.P.
Patricof & Co. Ventures, Inc.
2100 Geng Road, Suite 150
Palo Alto, CA 94303

The P/A III Fund, L.P.
Patricof & Co. Ventures, Inc.
2100 Geng Road, Suite 150
Palo Alto, CA 94303

Patricof Private Investment Club II, L.P.
Patricof & Co. Ventures, Inc.
2100 Geng Road, Suite 150
Palo Alto, CA 94303

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                                   EXHIBIT B
                                   ---------

                          SCHEDULE OF COMMON HOLDERS

Barry Cheskin
c/o RITA Medical Systems, Inc.
967 N Shoreline Blvd.
Mountain View, CA 94043


C. Donald Allen
1401 Loma Rio Drive
Saratoga, CA 95070